                                             CONTENTS


                                                                    Statement
                                                                       No.

    Balance sheets at June 30, 1997, and pro forma giving
       effect as at that date to the adjustments set forth herein:
          Monongahela Power Company                                    1-A
          The Potomac Edison Company                                   2-A
          West Penn Power Company and Subsidiaries                     3-A
          Allegheny Power System, Inc. (alone) and Allegheny Power
            System, Inc. and Subsidiaries                              4-A
          Allegheny Generating Company                                 5-A




    Statements of income and retained earnings for twelve months ended June 30, 1997, and pro forma giving effect
       as at beginning of period to the adjustments set forth herein:
          Monongahela Power Company                                    1-B
          The Potomac Edison Company                                   2-B
          West Penn Power Company and Subsidiaries                     3-B
          Allegheny Power System, Inc. (alone) and Allegheny Power
            System, Inc. and Subsidiaries                              4-B
          Allegheny Generating Company                                 5-B



    These financial statements have been prepared for Form U-1 purposes and are unaudited.

    Reference is made to the Notes to Financial Statements in the Allegheny Power System companies combined Annual Report on
    Form 10-K for the year ended December 31, 1996 and to the Form 10-Q's for the quarters ended March 31, 1997 and June 30, 1997.


    The income statements do not reflect any additional income from investments which may be made with the proceeds from the transactions set forth in this application-declaration.

                                                             Statement 1-A

                           MONONGAHELA POWER COMPANY

                    BALANCE SHEET - JUNE 30, 1997 PER BOOKS
                  AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                      TO THE ADJUSTMENTS SET FORTH HEREIN




                                                                 (Thousands)
                                                  Per Books     Adjustments*    Pro Forma
    Assets

    Property, plant, and equipment:
       At original cost                           1,905,794                       1,905,794
       Accumulated depreciation                    (818,172)                       (818,172)


    Investments:
       Allegheny Generating Company -
          common stock at equity                     53,441                          53,441
       Other                                            313                             313


    Current assets:
       Cash                                             149        88,653            88,802
       Accounts receivable:
          Electric service, net of $1,767,000
              uncollectible allowance                66,414                          66,414
          Affiliated and other                       10,114                          10,114
       Materials and supplies-at average cost:
          Operating and construction                 18,857                          18,857
          Fuel                                       21,681                          21,681
       Prepaid taxes                                 11,993                          11,993
       Other                                          6,249                           6,249


    Deferred charges:
       Regulatory assets                            165,761                         165,761
       Unamortized loss on reacquired debt           14,797                          14,797
       Other                                         13,565                          13,565


              Total Assets                        1,470,956        88,653         1,559,609


    *Issuance and sale from time to time and renewal from time to time of short-term debt to mature not more than 270 days after the date of issuance or renewal thereof.

                                                              Statement 1-A

                                                               (continued)
                          MONONGAHELA POWER COMPANY

                   BALANCE SHEET - JUNE 30, 1997 PER BOOKS
                 AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                    TO THE ADJUSTMENTS SET FORTH HEREIN



                                                                           (Thousands)
                                                            Per Books     Adjustments*  Pro Forma

    Capitalization and Liabilities

    Capitalization:
      Common stock:
         Common stock - par value $50 per share,
            authorized 8,000,000 shares, outstanding
            5,891,000 shares (no change
            since 7-1-96)                                     294,550                     294,550
         Other paid-in capital (no change
            since 7-1-96)                                       2,441                       2,441
         Retained earnings                                    245,777                     245,777

       Preferred stock:
         Cumulative preferred stock - par value
           $100 per share, authorized 1,500,000
           shares, outstanding 740,000 shares:                 74,000                      74,000

       Long-term debt and QUIDS                               455,415                     455,415

    Current liabilities:
       Short-term debt                                         17,347        88,653       106,000
       Long-term debt due within one year                      34,600                      34,600
       Accounts payable                                         3,851                       3,851
       Accounts payable to affiliates                          16,042                      16,042
       Taxes accrued:
           Federal and state income                               901                         901
           Other                                               16,873                      16,873
       Deferred power costs                                     4,074                       4,074
       Interest accrued                                         8,268                       8,268
       Restructuring liability                                  6,771                       6,771
       Other                                                    8,334                       8,334

    Deferred credits and other liabilities:
       Unamortized investment credit                           19,371                      19,371
       Deferred income taxes                                  226,184                     226,184
       Regulatory liabilities                                  17,831                      17,831
       Other                                                   18,326                      18,326

                    Total Capitalization and Liabilities    1,470,956        88,653     1,559,609


                                                             Statement 2-A

                         THE POTOMAC EDISON COMPANY

                   BALANCE SHEET - JUNE 30, 1997 PER BOOKS
                 AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                    TO THE ADJUSTMENTS SET FORTH HEREIN


                                                                   (Thousands)
                                                  Per Books       Adjustments*   Pro Forma
    Assets

    Property, plant, and equipment:
       At original cost                           2,150,580                      2,150,580
       Accumulated depreciation                    (828,079)                      (828,079)


    Investments and other assets:
       Allegheny Generating Company -
          common stock at equity                     55,384                         55,384
       Other                                            588                            588


    Current assets:
       Cash                                             137         130,000        130,137
       Accounts receivable:
          Electric service, net of $1,114,000
              uncollectible allowance                84,989                         84,989
          Affiliated and other                        7,081                          7,081
       Notes receivable from affiliates              34,650                         34,650
       Materials and supplies-at average cost:
          Operating and construction                 23,719                         23,719
          Fuel                                       20,336                         20,336
       Prepaid taxes                                 14,465                         14,465
       Other                                          7,224                          7,224



    Deferred charges:
       Regulatory assets                             88,606                         88,606
       Unamortized loss on reacquired debt           17,552                         17,552
       Other                                         10,031                         10,031


              Total Assets                        1,687,263         130,000      1,817,263



    *Issuance and sale from time to time and renewal from time to time of short-term debt to mature not more than 270 days after the date of issuance or renewal thereof.

                                                             Statement 2-A
                                                              (continued)
                         THE POTOMAC EDISON COMPANY

                   BALANCE SHEET - JUNE 30, 1997 PER BOOKS
                 AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                    TO THE ADJUSTMENTS SET FORTH HEREIN


                                                                           (Thousands)
                                                           Per Books      Adjustments*  Pro Forma


    Capitalization and Liabilities

    Capitalization:
       Common stock:
         Common stock - no par value, authorized
            23,000,000 shares, outstanding
            22,385,000 shares (no change
            since 7-1-96)                                    447,700                      447,700
         Other paid-in capital (no change
           since 7-1-96)                                       2,690                        2,690
         Retained earnings                                   263,119                      263,119
       Preferred stock:
         Cumulative preferred stock - par value
           $100 per share, authorized 5,378,611
           shares, outstanding 163,784 shares:                16,378                       16,378
       Long-term debt and QUIDS                              627,821                      627,821

    Current liabilities:
       Short-term debt                                         -           130,000        130,000
       Long-term debt due within one year                        800                          800
       Accounts payable                                       22,008                       22,008
       Accounts payable to affiliates                         15,914                       15,914
       Taxes accrued - Other                                  16,641                       16,641
       Interest accrued                                        9,433                        9,433
       Customer deposits                                       5,058                        5,058
       Restructuring liability                                 7,959                        7,959
       Other                                                   8,630                        8,630

    Deferred credits and other liabilities:
       Unamortized investment credit                          22,546                       22,546
       Deferred income taxes                                 180,886                      180,886
       Regulatory liabilities                                 13,190                       13,190
       Other                                                  26,490                       26,490

                    Total Capitalization and Liabilities   1,687,263       130,000      1,817,263


                                                             Statement 3-A

                   WEST PENN POWER COMPANY AND SUBSIDIARIES

             CONSOLIDATED BALANCE SHEET - JUNE 30, 1997 PER BOOKS
                 AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                     TO THE ADJUSTMENTS SET FORTH HEREIN




                                                                 (Thousands)
                                                 Per Books      Adjustments*    Pro Forma
    Assets

    Property, plant, and equipment:
       At original cost                          3,226,648                        3,226,648
       Accumulated depreciation                 (1,212,610)                      (1,212,610)


    Investments and other assets:
       Allegheny Generating Company -
          common stock at equity                    89,039                           89,039
       Other                                           818                              818


    Current assets:
       Cash and temporary cash investments           7,562        98,761            106,323
       Accounts receivable:
          Electric service, net of $11,521,000
             uncollectible allowance               109,013                          109,013
          Affiliated and other                      14,238                           14,238
       Materials and supplies-at average cost:
          Operating and construction                37,442                           37,442
          Fuel                                      33,275                           33,275
       Deferred income taxes                        12,802                           12,802
       Prepaid taxes                                23,764                           23,764
       Other                                        18,469                           18,469


    Deferred charges:
       Regulatory assets                           286,639                          286,639
       Unamortized loss on reacquired debt          10,357                           10,357
       Other                                        22,670                           22,670


              Total Assets                       2,680,126        98,761          2,778,887




    *Issuance and sale from time to time and renewal from time to time of short-term debt to mature not more than 270 days after the date of issuance or renewal thereof.

                                                              Statement 3-A
                                                               (continued)
                  WEST PENN POWER COMPANY AND SUBSIDIARIES

           CONSOLIDATED BALANCE SHEET - JUNE 30, 1997 PER BOOKS
              AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                   TO THE ADJUSTMENTS SET FORTH HEREIN


                                                                           (Thousands)
                                                          Per Books       Adjustments*   Pro Forma


    Capitalization and Liabilities

    Capitalization:
       Common stock:
         Common stock - no par value, authorized
            28,902,923 shares, outstanding
            24,361,586 shares (no change
            since 7-1-96)                                   465,994                        465,994
         Other paid-in capital (no change
           since 7-1-96)                                     55,475                         55,475
         Retained earnings                                  401,486                        401,486
       Preferred stock:
         Cumulative preferred stock - par value
           $100 per share, authorized 3,097,077
           shares, outstanding 797,077 shares                79,708                         79,708
       Long-term debt and QUIDS                             803,532                        803,532

    Current liabilities:
       Short-term debt                                       83,239          98,761        182,000
       Long-term debt due within one year                   102,000                        102,000
       Accounts payable                                      55,985                         55,985
       Accounts payable to affiliates                        24,885                         24,885
       Taxes accrued - Other                                 10,347                         10,347
       Interest accrued                                      15,743                         15,743
       Restructuring liability                               17,050                         17,050
       Other                                                 19,052                         19,052

    Deferred credits and other liabilities:
       Unamortized investment credit                         46,496                         46,496
       Deferred income taxes                                423,451                        423,451
       Regulatory liabilities                                50,264                         50,264
       Other                                                 25,419                         25,419

                    Total Capitalization and Liabilities  2,680,126          98,761      2,778,887


                                                             Statement 4-A

                          ALLEGHENY POWER SYSTEM, INC.

                    BALANCE SHEET - JUNE 30, 1997 PER BOOKS
                  AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                      TO THE ADJUSTMENTS SET FORTH HEREIN




                                                                       (Thousands)
                                                      Per Books       Adjustments*  Pro Forma
    Assets

    Investments:
       Subsidiaries consolidated:
           Common stocks, at equity                   2,205,937                     2,205,937
           Excess of cost over book equity at
              acquisition                                15,077                        15,077
       Ohio Valley Electric Corporation -
           common stock, at cost which
           approximates equity                            1,250                         1,250
       Other                                             65,752                        65,752


    Current assets:
       Cash and temporary cash investments                4,793         318,965       323,758
       Notes receivable due within one year               2,488                         2,488
       Accounts receivable - other                           28                            28
       Accounts receivable - affiliates                   6,338                         6,338
       Other                                                 57                            57

    Deferred Charges                                          8                             8

                Total Assets                          2,301,728         318,965     2,620,693


    Capitalization and Liabilities

    Capitalization:
       Common stock - $1.25 par value per share
          authorized 260,000,000 shares, outstanding
          122,416,636 shares                            153,021                       153,021
       Other paid-in capital                          1,043,513                     1,043,513
       Retained earnings                              1,013,041                     1,013,041

    Current liabilities:
       Short-term debt                                   81,035         318,965       400,000
       Accounts payable                                  10,195                        10,195
       Interest accrued                                     645                           645
       Other                                                 63                            63

    Deferred credit                                         215                           215

              Total Capitalization and Liabilities    2,301,728         318,965     2,620,693




    *Issuance and sale from time to time and renewal from time to time of short-term debt to mature not more than 270 days after the date of issuance or renewal thereof.

                                                             Statement 4-A
                                                              (continued)
               ALLEGHENY POWER SYSTEM, INC. AND SUBSIDIARIES
                CONSOLIDATED BALANCE SHEET - JUNE 30, 1997
                PER BOOKS AND PRO FORMA GIVING EFFECT AS AT
               THAT DATE TO THE ADJUSTMENTS SET FORTH HEREIN



                                                                       (Thousands)
    Assets                                                 Per Books     Adjustment*    Pro Forma

    Property, plant, and equipment:
       At original cost                                    8,305,062                    8,305,062
       Accumulated depreciation                           (3,047,881)                   (3,047,881)
                                                           5,257,181                    5,257,181
    Investments and other assets:
       Subsidiaries consolidated--excess of cost
          over book equity at acquisition                     15,077                       15,077
       Benefit plan's investments                             65,752                       65,752
       Other                                                   4,573                        4,573
                                                              85,402                       85,402
    Current assets:
       Cash and temporary cash investments                    21,062      736,379         757,441
       Accounts receivable:
          Electric service, net of $14,402,000
               uncollectible allowance                       265,088                      265,088
          Other                                               15,033                       15,033
       Materials and supplies--at average cost:
          Operating and construction                          84,587                       84,587
          Fuel                                                78,135                       78,135
       Prepaid taxes                                          56,891                       56,891
       Deferred income taxes                                  12,880                       12,880
       Other                                                  37,133                       37,133
                                                             570,809      736,379       1,307,188
    Deferred charges:
       Regulatory assets                                     549,977                      549,977
       Unamortized loss on reacquired debt                    51,476                       51,476
       Other                                                  48,988                       48,988
                                                             650,441            0         650,441

              Total Assets                                 6,563,833      736,379       7,300,212

    Capitalization and Liabilities
    Capitalization:
       Common stock                                          153,021                      153,021
       Other paid-in capital                               1,043,513                    1,043,513
       Retained earnings                                   1,013,041                    1,013,041
                                                           2,209,575            0       2,209,575
       Preferred stock                                       170,086                      170,086
       Long-term debt and QUIDS of subsidiaries            2,205,455                    2,205,455
                                                           4,585,116            0       4,585,116
    Current liabilities:
       Short-term debt                                       161,570      736,379         897,949
       Long-term debt due within one year                    197,400                      197,400
       Accounts payable                                      102,212                      102,212
       Taxes accrued:
          Federal and state income                             1,206                        1,206
          Other                                               45,484                       45,484
       Interest accrued                                       40,616                       40,616
       Restructuring liability                                31,780                       31,780
       Other                                                  80,926                       80,926
                                                             661,194      736,379       1,397,573
    Deferred credits and other liabilities:
       Unamortized investment credit                         137,417                      137,417
       Deferred income taxes                                 994,852                      994,852
       Regulatory liabilities                                108,741                      108,741
       Other                                                  76,513                       76,513
                                                           1,317,523                    1,317,523

                    Total Capitalization and Liabilities   6,563,833      736,379       7,300,212



    *Issuance and sale by Allegheny Power System, Inc. and Subsidiaries from time to time and renewal from time to time of short-term debt to mature not more than 270 days after the date of issuance or renewal thereof.

                                                             Statement 5-A

                         ALLEGHENY GENERATING COMPANY

                   BALANCE SHEET - JUNE 30, 1997 PER BOOKS
                 AND PRO FORMA GIVING EFFECT AS AT THAT DATE
                     TO THE ADJUSTMENTS SET FORTH HEREIN


                                                                      (Thousands)
                                                      Per Books      Adjustments*  Pro Forma
    Assets

    Property, plant, and equipment:
       At original cost                                837,233                      837,233
       Accumulated depreciation                       (184,743)                    (184,743)


    Current assets:
       Cash                                                 42         100,000      100,042
       Accounts receivable                               2,248                        2,248
       Materials and supplies--at average cost           2,044                        2,044
       Prepaid taxes                                     3,684                        3,684
       Other                                               514                          514

    Deferred charges:
       Regulatory assets                                 8,971                        8,971
       Unamortized loss on reacquired debt               8,770                        8,770
       Other                                               220                          220

              Total Assets                             678,983         100,000      778,983


    Capitalization and Liabilities

    Capitalization:
       Common stock - $1.00 par value per share
          authorized 5,000 shares, outstanding 1,000
          shares (no change since 7-1-96)                    1                            1
       Other paid-in capital (decrease of $12,132,000
          since 7-1-96)                                197,867                      197,867

       Long-term debt:
          Debentures, net                              148,689                      148,689
          Medium-term notes                             10,000                       10,000
          Notes payable to affiliates                   14,600                       14,600

    Current liabilities:
       Short-term debt                                       0         100,000      100,000
       Long-term debt due within one year               60,000                       60,000
       Accounts payable                                     46                           46
       Interest accrued                                  4,689                        4,689
       Taxes accrued                                         9                            9

    Deferred credits:
       Unamortized investment credit                    49,004                       49,004
       Deferred income taxes                           166,623                      166,623
       Regulatory liabilities                           27,455                       27,455

              Total Capitalization and Liabilities     678,983         100,000      778,983



    *Issuance and sale from time to time and renewal from time to time of short-term debt to mature not more than 270 days after the date of issuance or renewal thereof.

                                                              Statement 1-B
                           MONONGAHELA POWER COMPANY

           STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1997
       PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
                     TO THE ADJUSTMENTS SET FORTH HEREIN



                                                    (Thousands)
                                                   Per Books  Adjustments*  Pro Form

    ELECTRIC OPERATING REVENUES                    611,609                  611,609

    OPERATING EXPENSES:
       Operation:
         Fuel                                      131,298                  131,298
         Purchased power and exchanges, net        100,714                  100,714
         Deferred power costs, net                 (15,771)                 (15,771)
         Other                                      74,293                   74,293
       Maintenance                                  72,663                   72,663
       Restructuring charges                        10,455                   10,455
       Depreciation                                 56,445                   56,445
       Taxes other than income taxes                40,008                   40,008
       Federal and state income taxes               40,405       (1,577)     38,828
                  Total Operating Expenses         510,510       (1,577)    508,933
                  Operating Income                 101,099        1,577     102,676


    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                     514                      514
       Other income, net                             6,874                    6,874
                 Total Other Income and Deductions   7,388                    7,388
                 Income Before Interest Charges    108,487        1,577     110,064


    INTEREST CHARGES:
       Interest on first mortgage bonds             26,808                   26,808
       Interest on other long-term obligations       9,676                    9,676
       Other interest                                2,123        3,922       6,045
       Allowance for borrowed funds used during
          construction                                (601)                    (601)
                Total Interest Charges              38,006        3,922      41,928


    Net Income                                      70,481       (2,345)     68,136



    *Estimated interest requirements on the proposed issuance of short-term
       debt at an assumed rate of 5.50% for 270 days                          4,373
    Interest on short-term debt provided for the twelve months ended
       June 30, 1997                                                           (451)
    Increase in interest on short-term debt                                   3,922
    Decrease in federal and state income taxes                                1,577
           Decrease in Net Income                                             2,345


                                                        Statement 1-B
                                                         (continued)

                           MONONGAHELA POWER COMPANY

                        STATEMENT OF RETAINED EARNINGS
                     FOR TWELVE MONTHS ENDED JUNE 30, 1997


                                                        (Thousands)
                                                        Per Books


    Balance at July 1, 1996                              211,261

    Add:

        Net income                                        70,481
                                                         281,742


    Deduct:

         Dividends on capital stock:
            Preferred stock                                5,037
            Common stock                                  30,928
                 Total deductions                         35,965


    Balance at June 30, 1997                             245,777

                                                             Statement 2-B
                          THE POTOMAC EDISON COMPANY

            STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1997
        PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
                      TO THE ADJUSTMENTS SET FORTH HEREIN

                                                     (Thousands)
                                                    Per Books      Adjustments*  Pro Form

    ELECTRIC OPERATING REVENUES                      706,936                     706,936

    OPERATING EXPENSES:
       Operation:
         Fuel                                        135,421                     135,421
         Purchased power and exchanges, net          139,584                     139,584
         Deferred power costs, net                    (2,634)                     (2,634)
         Other                                        88,535                      88,535
       Maintenance                                    64,915                      64,915
       Restructuring charges                           9,835                       9,835
       Depreciation                                   72,594                      72,594
       Taxes other than income taxes                  47,419                      47,419
       Federal and state income taxes                 35,120       (1,976)        33,144
                  Total Operating Expenses           590,789       (1,976)       588,813
                  Operating Income                   116,147        1,976        118,123


    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                     1,622                       1,622
       Other income, net                              11,865                      11,865
                 Total Other Income and Deductions    13,487                      13,487
                 Income Before Interest Charges      129,634        1,976        131,610


    INTEREST CHARGES:
       Interest on first mortgage bonds               37,872                      37,872
       Interest on other long-term obligations         9,772                       9,772
       Other interest                                  2,242        5,343          7,585
       Allowance for borrowed funds used during
          construction                                (1,292)                     (1,292)
                Total Interest Charges                48,594        5,343         53,937


    Net Income                                        81,040       (3,367)        77,673

    *Estimated interest requirements on the proposed issuance of short-term
       debt at an assumed rate of 5.50% for 270 days                               5,363
    Interest on short-term debt provided for the twelve months ended
       June 30, 1997                                                                 (20)
    Increase in interest on short-term debt                                        5,343
    Decrease in federal and state income taxes                                     1,976
           Decrease in Net Income                                                  3,367



                                                          Statement 2-B
                                                           (continued)

                          THE POTOMAC EDISON COMPANY

                        STATEMENT OF RETAINED EARNINGS
                    FOR TWELVE MONTHS ENDED JUNE 30, 1997


                                             (Thousands)
                                             Per Books


    Balance at July 1, 1996                    226,996


    Add:

        Net income                              81,040
                                               308,036


    Deduct:

         Dividends on capital stock:
            Preferred stock                        818
            Common stock                        44,099
                 Total deductions               44,917


    Balance at June 30, 1997                   263,119

                                                             Statement 3-B

                   WEST PENN POWER COMPANY AND SUBSIDIARIES

    CONSOLIDATED STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1997
       PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
                      TO THE ADJUSTMENTS SET FORTH HEREIN



                                                     (Thousands)
                                                    Per Books       Adjustments  Pro Forma

    ELECTRIC OPERATING REVENUES                     1,069,509                    1,069,509

    OPERATING EXPENSES:
       Operation:
         Fuel                                         244,872                      244,872
         Purchased power and exchanges, net           123,284                      123,284
         Deferred power costs, net                      4,859                        4,859
         Other                                        151,821                      151,821
       Maintenance                                    104,047                      104,047
       Restructuring charges                           19,265                       19,265
       Depreciation                                   119,349                      119,349
       Taxes other than income taxes                   89,104                       89,104
       Federal and state income taxes                  55,888        (2,649)        53,239
                  Total Operating Expenses            912,489        (2,649)       909,840
                  Operating Income                    157,020         2,649        159,669


    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                      2,638                        2,638
       Other income, net                               16,444                       16,444
                 Total Other Income and Deductions     19,082                       19,082
                 Income Before Interest Charges       176,102         2,649        178,751


    INTEREST CHARGES:
       Interest on first mortgage bonds                46,656                       46,656
       Interest on other long-term obligations         18,332                       18,332
       Other interest                                   5,320         6,447         11,767
       Allowance for borrowed funds used during
          construction                                 (1,714)                      (1,714)
                Total Interest Charges                 68,594         6,447         75,041


    Consolidated Net Income                           107,508        (3,798)       103,710

    *Estimated interest requirements on the proposed issuance of short-term
       debt at an assumed rate of 5.50% for 270 days                                 7,508
    Interest on short-term debt provided for the twelve months ended
       June 30, 1997                                                                (1,061)
    Increase in interest on short-term debt                                          6,447
    Decrease in federal and state income taxes                                       2,649
           Decrease in Net Income                                                    3,798


(PAGE)


                                                            Statement 3-B
                                                             (continued)

                  WEST PENN POWER COMPANY AND SUBSIDIARIES

                CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                   FOR TWELVE MONTHS ENDED JUNE 30, 1997

                                                      (Thousands)
                                                      Per Books


    Balance at July 1, 1996                             442,108


    Add:

        Consolidated net income                         107,508
                                                        549,616


    Deduct:

         Dividends on capital stock:
            Preferred stock                               3,421
            Common stock                                144,709
                 Total deductions                       148,130


    Balance at June 30, 1997                            401,486

                                                            Statement 4-B

                         ALLEGHENY POWER SYSTEM, INC.

             STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1997
         PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
                      TO THE ADJUSTMENTS SET FORTH HEREIN



                                                     (Thousands)
                                                    Per Books     Adjustments*    Pro Forma

    INCOME:

        Dividends on common stocks of subsidiaries   219,734                       219,734

        Equity in undistributed earnings of
            subsidiaries                              21,230          4,116         25,346

        Interest from subsidiary companies               129                           129

        Income from Ohio Valley Electric
          Corporation investment                         186                           186

        Interest on temporary cash investments             0                             0

             Total                                   241,279          4,116        245,395


    EXPENSES, TAXES AND INCOME DEDUCTIONS:

        Administrative and fiscal expenses and
            other charges                              2,395                         2,395

        Interest on short-term debt                    4,739         11,761         16,500

        Other interest expense                            28                            28

             Total                                     7,162         11,761         18,923

    NET INCOME                                       234,117         (7,645)       226,472

    *Estimated interest requirements on the proposed issuance of short-term
        debt at an assumed rate of 5.50% for 270 days                               16,500
     Interest on short-term debt provided for the twelve months ended
        June 30, 1997                                                               (4,739)
     Increase in interest on short-term debt                                        11,761
     Decrease in federal and state income taxes                                      4,116
              Decrease in Net Income                                                 7,645


                                                              Statement 4-B

     CONSOLIDATED STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1997
        PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
                       TO THE ADJUSTMENTS SET FORTH HEREIN


                                                     (Thousands)
                                                    Per Books      Adjustments*   Pro Forma

    ELECTRIC OPERATING REVENUES                     2,287,539                     2,287,539

    OPERATING EXPENSES:
       Operation:
         Fuel                                         524,204                       524,204
         Purchased power and exchanges, net           185,152                       185,152
         Deferred power costs, net                    (13,550)                      (13,550)
         Other                                        301,771                       301,771
       Maintenance                                    245,264                       245,264
       Restructuring charges                           39,684                        39,684
       Depreciation                                   268,239                       268,239
       Taxes other than income taxes                  186,451                       186,451
       Federal and state income taxes                 138,386       (11,589)        126,797
                  Total Operating Expenses          1,875,601       (11,589)      1,864,012
                  Operating Income                    411,938        11,589         423,527

    OTHER INCOME AND DEDUCTIONS:
       Allowance for other than borrowed funds
          used during construction                      4,775                         4,775
       Other income, net                                8,463                         8,463
                 Total Other Income and Deductions     13,238                        13,238
                 Income Before Interest Charges and
                   Preferred Dividends                425,176        11,589         436,765

    INTEREST CHARGES AND PREFERRED DIVIDENDS:
       Interest on first mortgage bonds               111,336                       111,336
       Interest on other long-term obligations         59,222          (494)         58,728
       Other interest                                  14,831        31,598          46,429
       Allowance for borrowed funds used during
          construction                                 (3,606)                       (3,606)
       Dividends on preferred stock of subsidiaries     9,276                         9,276
                Total Interest Charges and
                    Preferred Dividends               191,059        31,104         222,163


    Consolidated Net Income                           234,117       (19,515)        214,602

    *Estimated interest requirements on the proposed issuance of short-term debt by Allegheny Power System, Inc. and Subsidiaries at an assumed rate of 5.50% for 270 days.  The proposed issuance is comprised of
       $106,000,000 for Monongahela Power Company (MP), $130,000,000 for The
       Potomac Edison Company (PE), $182,000,000 for West Penn Power Company
       (WPP), $400,000,000 for Allegheny Power, Inc. (APS), and $100,000,000
       for Allegheny Generating Company (AGC).                                       37,869

    Interest on debt of MP, PE, WPP, APS, and AGC
       provided for the 12 months ended June 30, 1997                                (6,765)
    Increase in interest on debt                                                     31,104
    Decrease in federal and state income taxes                                       11,589
         Decrease in Consolidated Net Income                                         19,515


                                                             Statement 4-B
                                                              (continued)

               ALLEGHENY POWER SYSTEM, INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENT OF RETAINED EARNINGS
                   FOR TWELVE MONTHS ENDED JUNE 30, 1997



                                                         (Thousands)
                                                         Per Books


    Balance at July 1, 1996                                987,034


    Add:

        Consolidated net income                            234,117
                                                         1,221,151


    Deduct:

         Dividends on common stock of Allegheny
            Power System, Inc. (cash)                      208,110



    Balance at June 30, 1997                             1,013,041

                                                              Statement 5-B

                        ALLEGHENY GENERATING COMPANY

           STATEMENT OF INCOME FOR TWELVE MONTHS ENDED JUNE 30, 1997
        PER BOOKS AND PRO FORMA GIVING EFFECT AS AT BEGINNING OF PERIOD
                     TO THE ADJUSTMENTS SET FORTH HEREIN



                                                   (Thousands)
                                                  Per Books     Adjustments*   Pro Forma

    ELECTRIC OPERATING REVENUES                     82,094                       82,094

    OPERATING EXPENSES:
       Operation                                     3,870                        3,870
       Maintenance                                   1,717                        1,717
       Depreciation                                 17,148                       17,148
       Taxes other than income taxes                 4,789                        4,789
       Federal income taxes                         12,856         (1,271)       11,585

                  Total Operating Expenses          40,380         (1,271)       39,109

                  Operating Income                  41,714          1,271        42,985


    OTHER INCOME AND DEDUCTIONS                          1                            1
                  Income Before Interest Charges    41,715          1,271        42,986


    INTEREST CHARGES:
       Interest on long-term debt                   14,731           (494)       14,237
       Other interest                                  930          4,125         5,055
                Total Interest Charges              15,661          3,631        19,292


    Net Income                                      26,054         (2,360)       23,694

    *Estimated interest requirements on the proposed issuance of short-term
        debt at an assumed rate of 5.50% for 270 days                             4,125
     Interest on commercial paper/money pool provided for the twelve months
        ended June 30, 1997                                                        (494)
     Increase in interest on short-term debt                                      3,631
     Decrease in federal income tax                                               1,271
              Decrease in Net Income                                              2,360


                                                             Statement 5-B
                                                              (continued)

                         ALLEGHENY GENERATING COMPANY

                        STATEMENT OF RETAINED EARNINGS
                    FOR TWELVE MONTHS ENDED JUNE 30, 1997



                                                          (Thousands
                                                          Per Books

    Balance at July 1, 1996                                      16


    Add:

        Net income                                           26,054
                                                             26,070


    Deduct:

         Dividends on common stock                           26,070


    Balance at June 30, 1997                                      0